Exhibit 4.3

EXECUTION VERSION

SECOND SUPPLEMENTAL INDENTURE

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of February 26, 2014 by and among Playa Resorts Holding B.V., besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands (the “Company”), the entities named as Guarantors on the signature pages hereto and that are listed on Schedule I hereof (the “New Guarantors” and each a “New Guarantor”), the entities that are named as Guarantors on the signature pages hereto and that are listed on Schedule II hereof (the “Existing Guarantors” and, together with the New Guarantors, the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an indenture, dated as of August 9, 2013 (the “Base Indenture”), as supplemented by a supplemental indenture, dated as of August 13, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) providing for the issuance of the Company’s 8.000% Senior Notes due 2020 (the “Notes”);

WHEREAS, pursuant to and on the date of the Base Indenture, the Company initially issued $300,000,000 aggregate principal amount of its 8.000% Senior Notes due 2020 (the “Existing Notes”);

WHEREAS, Section 2.15 of the Base Indenture provides that the Company may, from time to time and in accordance therewith, create and issue Additional Notes (as defined in the Base Indenture) under the Base Indenture;

WHEREAS, the Company wishes to issue an additional $75,000,000 aggregate principal amount of its 8.000% Senior Notes due 2020 as Additional Notes (the “New Notes”);

WHEREAS, Section 9.01(l) of the Base Indenture provides that, without the consent of any Holders of a Note, the Company, the Guarantors and the Trustee may amend or supplement the Base Indenture to provide for the issuance of Additional Notes and Subsidiary Guarantees in accordance with the limitations set forth in the Base Indenture;

WHEREAS, Sections 4.18 and 12.04 of the Base Indenture provide that under certain circumstances the Company may cause the New Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantors shall unconditionally guarantee all the Company’s Obligations under the Notes and the Indenture pursuant to a Guarantee on the terms and conditions set forth herein;

WHEREAS, the Company and the Guarantors are authorized to execute and deliver this Supplemental Indenture;

WHEREAS, pursuant to Section 9.01 of the Base Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture;

WHEREAS, the Company hereby requests that the Trustee join with the Company, the Existing Guarantors and the New Guarantors in the execution of this Supplemental Indenture and the Company has provided the Trustee with an Officers’ Certificate and the minutes of the meeting its Board of Directors recorded in writing and the resolutions contained therein authorizing the execution of and approving this Supplemental Indenture; and

WHEREAS, all covenants, conditions and requirements necessary for the execution and delivery of this Supplemental Indenture have been done and performed, and the execution and delivery hereof has been in all respects authorized.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Existing Guarantors, the New Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein have the meanings set forth in the Base Indenture. The words “herein,” “hereof’ and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Amount of New Notes. The aggregate principal amount of New Notes to be authenticated and delivered under this Supplemental Indenture on February 26, 2014 is $75,000,000.

3. Terms of New Notes. The New Notes are to be issued as Additional Notes under the Indenture and shall:

a.	be issued as part of the existing series of Existing Notes under the Indenture, and the New Notes and the Existing Notes shall be a single class for all purposes under the Indenture, including, without limitation, with respect to voting, waivers, amendments, redemptions and offers to purchase;

b.	be issued on February 26, 2014 at an issue price of 105.5% of the principal amount, and will accrue interest from February 15, 2014;

c.	be issuable in whole in the form of one or more Global Notes to be held by the Depositary and in a substantially similar form, including appropriate transfer restriction legends, provided in Exhibit A to the Base Indenture; and

d.	bear, in the case of New Notes sold under Rule 144A of the Securities Act, the CUSIP number of 72812R AA5 and ISIN number of US72812RAA59, and, in the case of New Notes sold under Regulation S of the Securities Act, the CUSIP number of N70548 AA5 and ISIN number of USN70548AA57.

4. New Guarantors. Each of the undersigned New Guarantors hereby acknowledges that it has received and reviewed a copy of the Base Indenture, the First Supplemental Indenture and all other documents it deems fit prior to entering into this Supplemental Indenture, and acknowledges and agrees to (i) join and become party to the Indenture with all rights and obligations as set forth in the Indenture as indicated by its signature below; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to the Company or any Guarantor, as the case may be, in the Indenture, as of the date hereof, as if made by, and with respect to, each signatory hereto, as applicable; and (iii) perform all obligations and duties required of an indemnifying party pursuant to the Indenture.

5. New Guarantor Guarantee. Each of the New Guarantors hereby, jointly and severally, irrevocably and unconditionally guarantees the Company’s Obligations under the Notes and the Indenture on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 12 of the Base Indenture, and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

6. Guarantor Releases. A Guarantee as to any Guarantor shall terminate and be of no further force or effect and such Guarantor shall be deemed to be released from all obligations as provided in Section 12.06 of the Base Indenture.

7. Notices. All notices or other communications to the New Guarantors shall be given as provided in Section 13.01 of the Base Indenture.

8. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended and supplemented hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

9. No Recourse Against Others. No past, present or future director, officer, employee, manager, incorporator, agent or holder of any Equity Interests in the Company or of any New Guarantor or any direct or indirect parent corporation, as such, shall have any liability for any obligations of the Company or the Guarantors under the Notes, the Guarantees, the Base Indenture, the First Supplemental Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.

10. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW OR ANY SUCCESSOR TO SUCH STATUTE). BY THE EXECUTION AND DELIVERY OF THIS SUPPLEMENTAL INDENTURE, EACH OF THE COMPANY AND THE NEW GUARANTORS SUBMITS TO THE JURISDICTION OF ANY FEDERAL OR NEW YORK STATE COURT SITTING, IN EACH CASE, IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, THE UNITED STATES OF AMERICA IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE NOTES.

11. Severability. In case any one or more of the provisions in this Supplemental Indenture shall be held invalid, illegal or unenforceable in any jurisdiction, in any respect for any reason, the validity, legality and enforceability of any such provision in every other jurisdiction and in every other respect, and of the remaining provisions, shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

12. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or email (in PDF format or otherwise) shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or email (in PDF format or otherwise) shall be deemed to be their original signatures for all purposes.

13. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

14. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, sufficiency or adequacy of this Supplemental Indenture or of the New Notes or for or in respect of the statements or recitals contained herein or in the New Notes (except in the Trustee’s certificate of authentication), all of which recitals are made solely by the Company, the New Guarantors and the Existing Guarantors and the Trustee assumes no responsibility for their correctness. The Trustee shall not be accountable for the use or application by the Company of New Notes or of the proceeds thereof.

15. Successors. All agreements of each of the New Guarantors in this Supplemental Indenture shall bind their respective successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

PLAYA RESORTS HOLDING B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

Name:
Title:

PLAYA HOTELS & RESORTS B.V.:

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Executive Director

[Signature Page to the Supplemental Indenture]

PLAYA RESORTS HOLDING B.V.:
As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

PLAYA HOTELS & RESORTS B.V.:

Name:
Title:

[Signature Page to the Supplemental Indenture]

PLAYA H&R HOLDINGS B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

Name:
Title:

HOTEL GRAN PORTO REAL B.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director)

[Signature Page to the Supplemental Indenture]

PLAYA H&R HOLDINGS B.V.:
As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

HOTEL GRAN PORTO REAL B.V.: As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

[Signature Page to the Supplemental Indenture]

HOTEL ROYAL CANCUN B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director)

HOTEL GRAN CARIBE REAL B.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director)

[Signature Page to the Supplemental Indenture]

HOTEL ROYAL CANCUN B.V.:
As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

HOTEL GRAN CARIBE REAL B.V.: As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

[Signature Page to the Supplemental Indenture]

HOTEL ROYAL PLAYA DEL CARMEN B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director)

PLAYA RIVIERA MAYA B.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director B)

[Signature Page to the Supplemental Indenture]

HOTEL ROYAL PLAYA DEL CARMEN B.V.:
As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

PLAYA RIVIERA MAYA B.V.: As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

[Signature Page to the Supplemental Indenture]

PLAYA CABOS B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director B)

PLAYA ROMANA B.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director B)

[Signature Page to the Supplemental Indenture]

PLAYA CABOS B.V.:
As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

PLAYA ROMANA B.V.: As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

[Signature Page to the Supplemental Indenture]

PLAYA PUNTA CANA HOLDING B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director B)

PLAYA GRAN, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

PLAYA PUNTA CANA HOLDING B.V.:
As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

PLAYA GRAN, S. DE R.L. DE C.V.: As Guarantor

Name:
Title:

[Signature Page to the Supplemental Indenture]

GRAN DESING & FACTORY, S. DE R.L. DE C.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

DESARROLLOS GCR, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

INMOBILARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

PLAYA RMAYA ONE, S. DE R.L. DE C.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

PLAYA CABOS BAJA, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

PLAYA ROMANA MAR B.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director B)

[Signature Page to the Supplemental Indenture]

PLAYA RMAYA ONE, S. DE R.L. DE C.V.:
As Guarantor

Name:
Title:

PLAYA CABOS BAJA, S. DE R.L. DE C.V.: As Guarantor

Name:
Title:

PLAYA ROMANA MAR B.V.: As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

[Signature Page to the Supplemental Indenture]

PLAYA CANA B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director B)

INVERSIONES VILAZUL S.A.S.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	President-Administrator

/s/ Omar Palacios
Name:	Omar Palacios
Title:	President-Administrator

[Signature Page to the Supplemental Indenture]

PLAYA CANA B.V.:
As Guarantor

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

INVERSIONES VILAZUL S.A.S.: As Guarantor

Name:
Title:

Name:
Title:

[Signature Page to the Supplemental Indenture]

PLAYA HALL JAMAICAN RESORT LIMITED:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Director

/s/ Omar Palacios
Name:	Omar Palacios
Title:	Director

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

CAMERÓN DEL CARIBE, S. DE R.L. DE C.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

CAMERÓN DEL PACIFICO, S. DE R.L. DE C.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

BD REAL RESORTS, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

ROSE HALL JAMAICA RESORT B.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A of
Playa Resorts Holding B.V.
(as its Managing Director)

IC SALES, LLC: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Manager

/s/ Omar Palacios
Name:	Omar Palacios
Title:	Manager

[Signature Page to the Supplemental Indenture]

ROSE HALL JAMAICA RESORT B.V.:

Name:
Title:

/s/ Jules de Kom
Name:	Jules de Kom
Title:	Managing Director

[Signature Page to the Supplemental Indenture]

PERFECT TOURS N.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Managing Director A

/s/ Omar Palacios
Name:	Omar Palacios
Title:	Managing Director A

RIVIERA PORTO REAL, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

THE ROYAL CANCUN, S. DE R.L. DE C.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

HOTEL GRAN CARIBE REAL, S. DE R.L. DE C.V.:
As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

ROYAL PORTO, S. DE R.L. DE C.V.: As Guarantor

/s/ Bruce D. Wardinski
Name:	Bruce D. Wardinski
Title:	Attorney-in-fact

[Signature Page to the Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Teresa Petta
Name: Teresa Petta
Title: Vice President

[Signature Page to Second Supplemental Indenture]

SCHEDULE I

IC Sales, LLC

Perfect Tours N.V.

Riviera Porto Real, S. de R.L. de C.V.

The Royal Cancun, S. de R.L. de C.V.

Hotel Gran Caribe Real, S. de R.L. de C. V.

Royal Porto, S. de R.L. de C.V.

SCHEDULE II

Playa Gran, S. de R.L. de C.V.

Gran Desing & Factory, S. de R.L. de C.V.

Desarrollos GCR, S. de R.L. de C.V.

Inmobilaria Y Proyectos TRPLAYA, S. de R.L. de C.V.

Playa Rmaya One, S. de R.L. de C.V.

Playa Cabos Baja, S. de R.L. de C.V.

Hotel Capri Caribe, S. de R.L. de C.V.

Camerón del Caribe, S. de R.L. de C.V.

Camerón del Pacífico, S. de R.L. de C.V.

BD Real Resorts, S. de R.L. de C.V.

Inversiones Vilazul S.A.S.

Playa Hall Jamaican Resort Limited

Playa H&R Holdings B.V.

Hotel Gran Porto Real B.V.

Hotel Royal Cancun B.V.

Hotel Gran Caribe Real B.V.

Hotel Royal Playa del Carmen B.V.

Playa Riviera Maya B.V.

Playa Cabos B.V.

Playa Romana B.V.

Playa Punta Cana Holding B.V.

Playa Romana Mar B.V.

Playa Cana B.V.

Rose Hall Jamaica Resort B.V.